EXHIBIT 99.3


                            PEOPLE'S LIBERATION, INC.
   SUMMARY OF UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

         Effective July 1, 2008, People's Liberation, Inc., a Delaware corporation, through its wholly-owned subsidiary, Bella Rose, LLC (collectively the "Company"), and J. Lindeberg USA Corp., a privately-held New York corporation ("Lindeberg USA") and its sole shareholder, J. Lindeberg AB, a Swedish corporation, formed a new entity, J. Lindeberg USA, LLC ("JLUS"), to source, market, and distribute J. Lindeberg(TM) branded apparel in the United States on an exclusive basis. The parties entered into an operating agreement and other related agreements for JLUS which provide that the Company and Lindeberg USA each hold a 50% interest in JLUS with the business of JLUS being operated by the Company. Under the terms of the agreements, Lindeberg USA contributed to JLUS $20,000 in cash as well as certain assets consisting primarily of accounts receivable and inventory. The Company contributed to JLUS $20,000 in cash and will be required to contribute up to a maximum of $1.5 million in working capital or related guaranties through December 2010. The agreements also provide that the Lindeberg USA will, among other things, make available to JLUS for purchase all new collections of J. Lindeberg(TM) branded apparel, and provide for the factory-direct purchase by JLUS of J. Lindeberg(TM) branded apparel on terms no less favorable then terms received by J. Lindeberg AB or its affiliates for the same or substantially the same merchandise. In addition, the agreements provide for a license from J. Lindeberg AB to JLUS of the J. Lindeberg(TM) mark and other related marks for use in the United States on an exclusive basis for a period of 25 years. The Company will have management control over JLUS and therefore, beginning July 1, 2008, the operations of JLUS will be included in the consolidated financial statements of the Company. Profit and loss allocations will be accounted for as a minority interest in the Company's consolidated financial statements.

         The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2007 in regards to the Company and the twelve-month period ended December 31, 2007 in regards to Lindeberg USA, and the six months ended June 30, 2008 presented herein give effect to the formation of JLUS and the contribution of certain assets as if the transaction had occurred at the beginning of each such period. The unaudited pro forma condensed consolidated balance sheet as of June 30, 2008 presented herein gives effect to the formation of JLUS and the contribution of certain assets as if the transaction had occurred on June 30, 2008.

         The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2007 in regards to the Company and the twelve-month period ended December 31, 2007 in regards to Lindeberg USA, and the six months ended June 30, 2008 include certain adjustments that are directly attributable to the transaction, which are expected to have a continuing impact on the Company, and are factually supportable, as summarized in the accompanying notes. The unaudited pro forma condensed consolidated balance sheet as of June 30, 2008 includes certain adjustments that are directly attributable to the transaction and are factually supportable, as summarized in the accompanying notes.

         The unaudited pro forma condensed consolidated financial information is provided for illustrative purposes only. The unaudited pro forma condensed consolidated financial information presented herein is based on management's estimate of the effects of the transaction, had such transaction occurred on the dates indicated herein, based on currently available information and certain assumptions and estimates that the Company believes are reasonable under the circumstances. The unaudited pro forma condensed consolidated financial information is not necessarily indicative of the results of operations or financial position that actually would have been achieved had the transaction been consummated on the dates indicated, or that may be achieved in the future.

         The unaudited pro forma condensed consolidated financial information presented herein should be read in conjunction with the financial statements of People's Liberation, Inc. contained in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007, as filed with the Securities and Exchange Commission on March 24, 2008, and the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2008, as filed with the Securities and Exchange Commission on August 13, 2008.

                            PEOPLE'S LIBERATION, INC.
                                       AND
                             J. LINDEBERG USA CORP.
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
                                  JUNE 30, 2008

                                                  PEOPLE'S
                                                LIBERATION,    J. LINDEBERG      PRO FORMA           PRO FORMA
                                                    INC.         USA CORP.      ADJUSTMENTS        CONSOLIDATED
                                              JUNE 30, 2008   JUNE 30, 2008    (SEE NOTES)         (SEE NOTE A)
                                                (Unaudited)                     (Unaudited)         (Unaudited)
                                               ------------    ------------    ------------        ------------
                    ASSETS
Current  Assets:
 Cash and cash equivalents .................   $    333,428    $    494,706    $   (454,706)   A   $    373,428
 Due from factor ...........................      1,271,461         711,946        (299,799)   A      1,683,608
 Trade accounts receivable .................        619,399         314,044            --               933,443
 Member contribution receivable ............           --              --         1,002,669    A      1,002,669
 Inventories ...............................      3,680,759         503,733         (15,033)   A      4,169,459
 Prepaid expenses and other current assets .        510,844         215,579        (215,579)   A        510,844
 Prepaid design fees .......................      1,354,545            --              --             1,354,545
 Deferred tax asset ........................         38,000         286,000        (286,000)   A         38,000
                                               ------------    ------------    ------------        ------------
             Total current assets ..........      7,808,436       2,526,008        (268,448)         10,065,996
                                               ------------    ------------    ------------        ------------

Property and equipment, net of
 accumulated depreciation ..................        926,344          27,001          22,999    A        976,344
Trademarks .................................        470,915            --              --               470,915
Intangible assets ..........................        428,572         497,443        (497,443)   A        428,572
Deferred income taxes ......................           --             9,000          (9,000)   A           --
Other assets ...............................         59,126         385,140            --               444,266
                                               ------------    ------------    ------------        ------------

         Total assets ......................   $  9,693,393    $  3,444,592    $   (751,892)       $ 12,386,093
                                               ============    ============    ============        ============

    LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
 Accounts payable and accrued expenses .....   $  3,356,524    $    221,079    $    (21,079)   A   $  3,556,524
 Minority interest payable .................        607,153            --              --               607,153
 Income taxes payable ......................         26,298            --              --                26,298
 Due to stockholder ........................           --         5,332,792      (4,947,652)   A        385,140
                                               ------------    ------------    ------------        ------------
             Total current liabilities .....      3,989,975       5,553,871      (4,968,731)          4,575,115

Deferred tax liability .....................         93,000          29,000         (29,000)   A         93,000
                                               ------------    ------------    ------------        ------------
         Total liabilities .................      4,082,975       5,582,871      (4,997,731)          4,668,115
                                               ------------    ------------    ------------        ------------

Minority Interest ..........................           --              --         2,287,560    C      2,287,560

Stockholders' Equity:
 Common stock, $0.001 par value
    Authorized 150,000,000 shares
    Issued and outstanding 36,002,563 shares         36,002            --              --                36,002
 Common stock, $0.001 par value
    Authorized 10,000 shares
    Issued and outstanding 1,000 shares ....           --                 1              (1)   B           --
 Members' Equity ...........................                                      2,307,560    A
                                                                                 (2,307,560)   B

 Additional paid-in capital ................      7,857,707         800,000        (800,000)   A      7,677,707
                                                                                  2,107,560    B
                                                                                 (2,287,560)   C

 Accumulated deficit .......................     (2,283,291)     (2,938,280)      2,938,280    A     (2,283,291)
                                               ------------    ------------    ------------        ------------
 Total stockholders' equity ................      5,610,418      (2,138,279)      1,958,279           5,430,418
                                               ------------    ------------    ------------        ------------

 Total liabilities and stockholders' equity    $  9,693,393    $  3,444,592    $   (751,892)       $ 12,386,093
                                               ============    ============    ============        ============

(A) The consolidated Balance Sheet includes the accounts of the Company and its wholly owned subsidiaries, Versatile Entertainment, Inc. ("Versatile") and Bella Rose, LLC ("Bella Rose") and Bella Rose's 50% owned subsidiaries, William Rast Sourcing, LLC and William Rast Licensing, LLC. The formation of J. Lindeberg USA, LLC and the contribution of certain assets of J. Lindeberg USA Corp. will be accounted for as an acquisition of a business with Bella Rose deemed to be the legal acquirer. The proforma adjustments reflect the changes made to the historical financial statements to reconcile with the opening balance sheet of J. Lindeberg USA, LLC on the effective date of the transaction, July 1, 2008.


(B) Accounts for the adjustment of stockholders' equity accounts of the accounting acquirer upon consolidation of the newly formed entity, J. Lindeberg USA, LLC.


(C) To record minority interest related to J. Lindeberg USA Corp.'s ownership in J. Lindeberg USA, LLC.

                            PEOPLE'S LIBERATION, INC.
                                       AND
                             J. LINDEBERG USA CORP.
                       PRO FORMA STATEMENTS OF OPERATIONS

                                                        SIX MONTHS ENDED
                                                         JUNE 30, 2008
                                                  ----------------------------
                                                     PEOPLE'S                       PRO FORMA      PRO FORMA
                                                   LIBERATION,    J. LINDEBERG     ADJUSTMENTS    CONSOLIDATED
                                                       INC.         USA CORP.      (SEE NOTES)    (SEE NOTE A)
                                                   (Unaudited)     (Unaudited)     (Unaudited)     (Unaudited)
                                                  ------------    ------------    ------------    ------------
NET SALES .....................................   $ 13,662,384    $  4,298,917    $       --      $ 17,961,301

COST OF GOODS SOLD ............................      7,054,735       2,932,147            --         9,986,882
                                                  ------------    ------------    ------------    ------------

GROSS PROFIT ..................................      6,607,649       1,366,770            --         7,974,419

OPERATING EXPENSES ............................      6,342,407       1,823,186            --         8,165,593
                                                  ------------    ------------    ------------    ------------

OPERATING INCOME (LOSS) .......................        265,242        (456,416)           --          (191,174)
                                                  ------------    ------------    ------------    ------------

OTHER EXPENSE:
     Interest expense (income), net ...........         44,408          (6,669)           --            37,739
     Other income .............................         (6,112            --              --            (6,112)
     Loss on disposal of fixed asset ..........           --            24,578            --            24,578
                                                  ------------    ------------    ------------    ------------

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES
 AND MINORITY INTEREST ........................        226,946        (474,325)           --          (247,379)

PROVISION FOR INCOME TAXES ....................         14,190         (46,596)         11,790  A      (20,616)
                                                  ------------    ------------    ------------    ------------

INCOME (LOSS) BEFORE MINORITY INTEREST ........        212,756        (427,729)        (11,790)       (226,763)

MINORITY INTEREST .............................        607,153            --          (219,760) B      387,393
                                                  ------------    ------------    ------------    ------------

NET LOSS ......................................   $   (394,397)   $   (427,729)   $    207,970    $   (614,156)
                                                  ============    ============    ============    ============

Basic and Diluted Weighted Average Shares
 Outstanding ..................................     36,002,563                                      36,002,563

Basic and Diluted Loss per share ..............   $      (0.01)                                  $      (0.02)

(A) The benefit for income taxes has been adjusted assuming J. Lindeberg USA Corp. was a limited liability corporation during the six-month period ended June 30, 2008.

(B) Represents an adjustment to record minority interest related to J. Lindeberg USA Corp.'s 50% ownership in J. Lindeberg USA, LLC.

                            PEOPLE'S LIBERATION, INC.
                                       AND
                             J. LINDEBERG USA CORP.
                       PRO FORMA STATEMENTS OF OPERATIONS

                                                      TWELVE MONTHS ENDED
                                                       DECEMBER 31, 2007
                                                  ----------------------------
                                                     PEOPLE'S                       PRO FORMA      PRO FORMA
                                                   LIBERATION,    J. LINDEBERG     ADJUSTMENTS    CONSOLIDATED
                                                       INC.         USA CORP.      (SEE NOTES)    (SEE NOTE A)
                                                                   (Unaudited)     (Unaudited)     (Unaudited)
                                                  ------------    ------------    ------------    ------------

NET SALES ....................................   $ 20,267,377    $  8,330,870    $       --      $ 28,598,247

COST OF GOODS SOLD ...........................     10,409,159       5,839,591            --        16,248,750
                                                 ------------    ------------    ------------    ------------

GROSS PROFIT .................................      9,858,218       2,491,279            --        12,349,497

OPERATING  EXPENSES ..........................     10,472,497       4,023,074            --        14,495,571
                                                 ------------    ------------    ------------    ------------

OPERATING LOSS ...............................       (614,279)     (1,531,795)           --        (2,146,074)
                                                 ------------    ------------    ------------    ------------

OTHER EXPENSE:
     Interest expense (income), net ..........         80,706         (17,732)           --            62,974
     Other income ............................       (120,444)           --              --          (120,444)
                                                 ------------    ------------    ------------    ------------

LOSS BEFORE INCOME TAX PROVISION (BENEFIT) AND
 MINORITY INTEREST ...........................       (574,541)     (1,514,063)           --        (2,088,604)

PROVISION (BENEFIT) FOR INCOME TAXES .........         80,939        (217,000)         11,790  A      (124,271)
                                                 ------------    ------------    ------------    ------------

LOSS BEFORE MINORITY INTEREST ................       (655,480)     (1,297,063)        (11,790)     (1,964,333)

MINORITY INTEREST ............................        113,017            --          (654,427) B     (541,410)
                                                 ------------    ------------    ------------    ------------

NET LOSS .....................................   $   (768,497)   $ (1,297,063)   $    642,637    $ (1,422,923)
                                                 ============    ============    ============    ============

Basic and Diluted Weighted Average Shares
 Outstanding .................................     35,200,207                                      35,200,207

Basic and Diluted Loss per share .............   $      (0.02)                                   $      (0.04)


(A) The benefit for income taxes has been adjusted assuming J. Lindeberg USA Corp. was a limited liability corporation during the year ended December 31, 2007.

(B) Represents an adjustment to record minority interest related to the J. Lindeberg USA Corp.'s 50% ownership in J. Lindeberg USA, LLC.